

GOLD HORSE INTERNATIONAL, INC.

Investor Presentation

March 2010

Safe Harbor Statement

This presentation contains certain "forward-looking statements" relating to the business of the Company and its subsidiary companies. These forward looking statements are often identified by the use of forward-looking terminology such as "believes, expects" or similar expressions. Such forward looking statements involve known and unknown risks and uncertainties such as cost overruns, lack of materials, projected earnings not realized and other risks of construction that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to the Company or to persons acting on its behalf are expressly qualified in their entirety by these factors other than as required under the securities laws. The Company does not assume a duty to update these forward-looking statements.

Company Overview

- Leading construction and real estate development company based in Inner Mongolia*, Northern China
- Three established business segments:
  - Construction/construction management
  - Real estate development
  - Hotel owner/operator
- Established reputation and successful track record of real estate development, construction, property management and property development and sales
- Expertise includes general contracting, preconstruction planning and comprehensive project management services
- Joint venture agreement to enter high growth renewable energy sector


Mongolia
Heilongjiang Province
Harbin
Inner Mongolia Autonomous Region
Changchun
Jilin Province
Shenyang
Liaoning Province
Chengde
Baotou
Hohhot
Beijing
Dalian


5%
3%


Revenue by segment - 9 month period in FY 2009
5%1%
94%
Construction
Hotel
Real Estate

Gold Horse is based in Hohhot, Inner Mongolia



Equity Snapshot

Ticker (OTC BB):	GHII
Price (02/19/10):	$0.10
Market Cap (2/19/10):	$6.96 mil.
Revenues (ttm):	$72.8 mil.
Net Income (ttm)*:	$4.3 mil.
Shares Outstanding (2/19/10):	69.6 mil.
P/E (ttm*):	1.37x
P/S (ttm):	0.08x

*Excludes non-cash charges

TTM calculated using 12 month period 12/31/09

Fiscal year ends June 30

Corporate Structure



Gold Horse International
Gold Horse Nevada
Global Rise
IMTD (“WOFE”)
The Jin Ma Companies
Jin Ma Construction
Jin Ma Hotel
Jin Ma Real Estate



Corporate Timeline

1980	Mr. Yang Liankuan establishes Jin Ma Construction
1994	Enterprise transferred to a joint stock corporation with Mr. Yang Liankuan as chairman
1999	Jin Ma Hotel and Jin Ma Real Estate commence operations
2006	Jin Ma Hotel renovated
6/2007	Reverse merger completed. Began trading under symbol GHII on OTC.BB
11/2007	Xiao Kang Village Phase II complete - $2.2M net profit
5 to 8/2008	Signed joint venture to enter wind power industry/ Announced three construction projects - $8M total expected net profit
12/2008	Announced two new construction projects with $8.6 million in gross profit
12/2009	Began two new construction projects with $8.8 million in gross profit



Investment Highlights

- **More than 25 years of Construction Experience with Skilled Workforce**
- **Stringent Quality Control and Numerous Certifications**
- **Excellent Government Relationships Generate Repeat Business**
- **Diversified into High-Growth Sectors**
  - **Construction**
  - **Real Estate**
  - **Hotel**
- **Well-Positioned to Capitalize on Rapid Growth and Development of Inner Mongolia**
- **Joint Venture Agreement to Enter Wind Power Industry**

Migration and Development in Inner Mongolia

- **Inner Mongolia is known as the bridge between China and Russia and has become a tourist and business destination**
- **Third largest Chinese province (over 1.1 million square kilometers or 424,736 square miles) with increasing per capita income**
- **Approximately 24 million inhabitants; nominal GDP of Inner Mongolia in 2008 was $129.4 billion, up 63.4% from 2007**
- **Inner Mongolia is in need of substantial residential housing and associated/supporting retail development**
- **Increasing migration to urban areas throughout China**



Migration influx



Strong demand for housing



Hohhot – At the Heart of China's Growth

- **Hohhot, "the Green City," is the capital city of Inner Mongolia. It is the political, economic and cultural center of the region.**
- **Hohhot is at the forefront of Inner Mongolia's economic development.**


China's Construction Boom
Growth of Inner Mongolia's Economy
Commercial Development And Real Estate Opportunities



Hohhot City

Construction Driving Development

Construction Market is Major Driver of China's Economy

Rapid Development of Inner Mongolia

Increasing Demand for High-Quality, Affordable Housing in Hohhot

- Construction spending in China increased 165% in the last four years*, and will continue to grow at 11.6% per year through 2010,reaching RMB 5.8 trillion
- Value of construction installation industry in Hohhot totaled $1.56 billion and $1.72 billion in 2004 and 2005; accounting for 19.5% and 16.7% of the city's GDP respectively**
- Inner Mongolia's economic growth has exceeded 10% annually for six consecutive years
- The growth in construction and development of Inner Mongolia leads to increased housing demand

* Source: National Bureau of Statistics of China; ** Inner Mongolia Daily



Established Construction Business

- Jin Ma Construction was one of the first construction companies in region (1980)
- Level II national construction company
- Highly skilled and certified workforce
- Three major projects completed in 2008, three projects currently under construction in 2009
- Excellent relationship with local and regional government; strong customer base
- General contracting, pre-construction planning and comprehensive construction management services


SQC
环境管理体系认证证书
CNAS
IAF

Notarization Certificate for Environment Management System

ISO 9001:2000, ISO 14001:2004 and GB/T28001:2001 Standards



Diversified Construction Expertise

Successful timely completion of broad range of projects, including
* Multi-family residential buildings
* Retail projects
* Hotel properties
* Correctional facilities
* Commercial projects
* Infrastructure projects



Xiao Kang Village Phase I



Bin Shui Village

	Police Station	Prison Barracks	River Bank Garden Community Phase I	Tian Fu Garden Phase I & II	He Ban Garden (Riverbank)
Area (sq. meters)	8,163m	8,163m	45,912m	358,098m	119,731
Project type	Government building	Government building	Residential	Residential	Residential
Date completed	02/2008	02/2008	05/2008	11/2008	11/2008
Revenue($ millions)	$6.5	$1.00	$9.9	$33.9	$29.2
Gross profit ($millions)	$1.0	$0.1	$1.4	$3.3	$0.8

Construction Projects: Underway or completed in 2009 and 2010

	AiBo Garden (Phase II)	Fu Xing Committee Bath Center	Lanyu Garden No. 3 Residential Building	Jianhe Garden	Tuzuoqi (Chasuqi) Low-rent House Project
Area (sq. meters)	116,700m	46,054m	28,000m	113,584m	53,000m
Project type	Residential	Commercial	Residential	Residential	Residential
Completion or estimated completion date	6/2009	3/2010	12/2009	12/2010	6/2010
Estimated revenue ($ Million)	$18.8	$24.2	$9.7	$30.0	$14.2
Estimated gross profit ($ Million)	$3.5	$4.5	$0.8	$6.0	$2.9
% Complete (as of December 31, 2009)	100%	89%	56%	7.8%	6.2%

Complementary Real Estate Division


Construction
Real Estate
Hotel



Hohhot Local Revenue, Residence Building

- Designs, develops and sells high-quality, affordable housing
- Targets growing middle income segment in Hohhot and surrounding areas
- Brand recognition and high visibility
- Uniquely able to leverage established local relationships in land and property acquisitions
- Stringent Standards: Level IV real estate company, expects to seek reclassification as Level III company by the end of fiscal 2009
- Current market strategy involves building projects for government entities and educational institutions and selling them to the counterparty for a fixed term
- Not expected to be a major revenue contributor in 2009, but poised to begin new projects in late 2010



Real Estate Projects Currently Underway or Recently Completed

Project 1 – Jian Guan Residential Project (Procuratorate)	
Construction area	60,000 m^2
Total amount of investment capital	$15.9 million
Estimated revenue	$24.7 million
Estimated net profit	$7.4 million
Number of buildings	5
Estimated construction duration	7/2008 – 12/2010

Project 2 – Inner Mongolia Chemistry College Student Apartment	
Construction area	510,375 m^2
Total amount of investment capital	$7.4 million
Estimated returns on investment per year	$1 million
Investment return duration	20 years
Number of buildings	6
Construction duration	7/16/2008 - 12/2009

Hotel Business in Hohhot

- **Increasing tourism to Hohhot – Gold Horse targets price-sensitive segment**
- **Two-star, 22-room hotel with extensive restaurant and catering facilities**
- **15 kilometers from airport, 3 kilometers from train station**
- **Major renovations completed in 2006**
  - **All guestrooms**
  - **Dining and banquet facilities**
  - **Common areas**
  - **Landscaping**
- **Occupancy rate more than 90% in 2007 and 2008**
- **Cultural value: offers traditional Chinese ceremonies for guests' participation; close proximity to tourist destinations such as Dazhao Temple, Zhaojun Tomb, Inner Mongolia Wildlife Zoo and Inner Mongolia Skiing Heaven**



金马大酒店
JINMA HOTEL



Strong and Growing Customer Base

- Gold Horse customers are located in Inner Mongolia
- 13 major customers, both in public and private sectors
- Focused on building strategic relationships with customers
- Competitive bidding process with strong pipeline of potential projects
- Maintain strong business relationships with:
  - Construction firms
  - Lending institutions
  - Local government
  - Architects

Major customers of Gold Horse Construction for more than three years include:

-- Huimin District Tabu Ban Committee
-- Aiboyun Real Estate Development Ltd.
-- Xincheng District Xing Ying Village Committee
- Riverbank Garden Community
- Tian Fu Garden

Strategic Plan to Participate in Wind Power

- Gold Horse recognizes potential to leverage construction expertise into the booming wind power industry
- According to the Global Wind Energy Council, the wind industry has been expanding at an annual growth rate of 28% over the past 10 years
- In May 2008 the Company signed a joint venture agreement with two development-stage companies to construct a wind-power plant and a manufacturing facility to build wind-power generator modules
- Gold Horse plans to commence construction of the wind farm 2010, pending available financing





Growth Strategies

- Continue to grow construction segment by leveraging strong customer relationships
- Utilize complementary real estate and construction segments to ensure steady revenue stream
- Improve hotel operations, reduce costs, increase occupancy rate and market restaurant and catering facilities
- Signed joint venture agreement to enter high-growth wind energy industry

Strong Revenue Growth



In millions
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
72% CAGR
140% YoY
$22.6
$28.3
$66.9
$81.0
$42.3
$11.3
2006 FY
2007 FY
2008 FY
2009 FY
6 months 2009
6 months 2010

Fiscal year ends June 30

Growth in Gross Profit



In millions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
42% CAGR
$4.3
$6.0
$11.4
$12.4
(72)% YoY
$6.5
$1.8
2006 FY
2007 FY
2008 FY
2009 FY
6 mnths 2009
6 mnths 2010

Fiscal year ends June 30

Net Income



In millions
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
81% CAGR
368% YoY
$1.7
$2.6
$5.6
$7.5
$4.3
$1.0
2006 FY
2007 FY
2008 FY
2009 FY
6 mnths 2009
6 months 2010

Fiscal year ends June 30

* 2008 and 2009 net income excludes non cash charges related to the convertible debt



Selected Income Statement Data

($ in millions)	Six Months Ended December, 2009	2008	FY2009	FY2008
Revenue	11.3	42.3	80.9	66.9
Gross profit	1.8	6.5	12.4	11.4
Gross margin (%)	15.8	20.2	15.3	17.0
Income from operations	1.2	5.7	10.8	8.4
Operating margin (%)	10.6	13.5	13.3	12.5
Net income*	1.0	4.3	7.5	5.6
Net income per common share* – diluted	0.01	0.07	0.10	0.10

Fiscal year ends June 30

* Amounts exclude non cash charges related to the convertible debt



Balance Sheet Data

($ in thousands)	December 31, 2009	June 30, 2009	June 30, 2008
Total current assets	20,756	17,731	14,190
Total assets	46,623	46,329	31,552
Total current liabilities	15,790	15,600	5,279
Total liabilities	16,134	15,980	9,769
Stockholders' equity	30.489	30.349	21,783



Capital Structure (12/31/09)

DEBT *	$ In thousands
Current portion of loans payable	4,316.0
10% secured convertible debentures, net (due March 2010)	754.0
Long term notes payable	344.0
Total	5,414.0

EQUITY *	$ In thousands
Common stock outstanding	62,781
Stock warrants ($ 0.10 per share, due in 2012)	10,028
Common shares issuable related to 10% secured convertible debentures	7,540
Fully diluted common shares outstanding	80,349

**As of June 30, 2009*



Management Team

– **Mr. Lian Kuan Yang, Chairman and Chief Executive Officer**

- Founder of Jin Ma Construction, Jin Ma Hotel and Jin Ma Real Estate
- Chairman of the Board of Directors
- Experience in business management & strong background in engineering
- Graduate of the China Agriculture University

– **Mr. Adam Wasserman, Chief Financial Officer**

- Joined Gold Horse in July 2007
- Many years of experience as CFO for publicly listed companies with extensive experience in China
- CPA (NY) and member of the American Institute of Certified Public Accountants

-- **Mr. Tuanyuan Wang, Director of Finance**

- Joined Jin Ma in 1993
- Many years of experience in finance including budgeting, financial accounting, reporting, system management, tax return and internal control
- Graduate of Inner Mongolia Institute of Finance and Economy

-- **Mr. Gregory T. Wolfson, Director**

- Joined Gold Horse in July 2007
- In-depth knowledge and experience in IT operation and financial advisory
- Graduate of Tufts University



Management Team

-- Mr. Mingguo Wang, Director

- Joined Jin Ma Real Estate in July 2005
- 10 years of experience working at Beijing Yong'an Fuxing Pharmaceutical Co., Ltd
- Graduate of Beijing University of Chinese Medicine

– Ms. Yang Yang, Vice President, Gold Horse Intl, General Manager of Jin Ma Housing and Real Estate Development

- Joined Gold Horse in 2004
- Obtained her bachelors degree in International Business in Australia
- Studying MBA in Inner Mongolia University

– Mr. Gui Gui Chen, General Manager

- Joined Gold Horse in 1982
- Responsible for new business development and day-to-day construction management
- Graduate of Hohhot Professional College

– Mr. Wen Biao Wang, Director and General Manager of Jin Ma Real Estate

- Joined Gold Horse in July 2007
- Senior engineer at Jin Ma Construction for more than 20 years
- Graduate of Inner Mongolia University of Technology

– Ms. Runlan Ma, General Manager of Jin Ma Hotel

- Joined Gold Horse in 2003
- In-depth knowledge and experience in management
- Graduate of China Agriculture University



Summary

- Leading Developer with More than 25 years of Construction Experience and Skilled Workforce
- Established Track Record of Successful, Profitable Projects with Stringent Quality Control
- Diversified into High-Growth Segments
  - Construction
  - Real Estate
  - Hotel
  - Wind Power/New Energy
- Well-Positioned to Capitalize on Rapid Growth and Development of Inner Mongolia
- Joint Venture to Enter High-Growth Renewable Energy Industry



Contact Information

Company Contact:
Mr. Adam Wasserman, CFO
Gold Horse International, Inc.
Phone: 800-867-0078 ext. 702
Email: adamw@cfooncall.com

Company Contact:
Mr. Liankuan Yang, CEO
Gold Horse International, Inc.
Phone: (86) 471-339-7999
Email: ylk.8888@163.com

Auditor:
AGCA, Inc.
411 E. Huntington Dr., Suite 308
Arcadia, CA 91006

Legal Counsel:
Schneider Weinberger & Beilly LLP
2200 Corporate Blvd. N.W. Suite 210
Boca Raton, FL 33431
Phone: (561) 362-9595



Reconciliation Of Adjusted Net Income To GAAP Net Income

	Six Months Ended December 31,				Year Ended June 30,	
	2009		2008		2009	
($ in thousands except per share data)	Net Income (Loss)	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Adjusted Non-GAAP net income	1,027	0.02	4,271	0.07	7,508	0.10
Adjustments:						
Interest expense from amortization of debt discount	1,932	0.04	819	0.01	1,228	.02
Amortization of debt issuance costs	-	-	77	-	115	-
Amount per consolidated statement of operations	(905)	(0.02)	3,375	0.06	6,165	0.08